Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 16 - SUBSEQUENT EVENTS

On March 2, 2025, the Company, entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC, to act as the exclusive placement agent (the “Placement Agent”) on a best efforts basis in connection with an offering for the issuance and sale (the “Offering”) of 16,390,000 Class A ordinary shares (the “Shares”), par value $0.001 per share (the “Class A Ordinary Shares”) and 16,390,000 warrants each to purchase one Class A Ordinary Share (the “Warrants”), at a combined offering price of $0.33 per Class A Ordinary Shares and Warrant. The Offering closed on March 4, 2025. The Company received approximately $5.4 million in gross proceeds from the Offering, before deducting placement agent fees, accountable expenses and other estimated offering expenses. The Company intends to use the net proceeds from the Offering to fund a purchase agreement, by and between AGM Technology Limited, a subsidiary of the Company, and a third-party vendor to acquire 2,000 bitcoin mining machines for a total purchase price of US$9.62 million.

As of May 13, 2025, a total of 74,459,113 additional Class A shares have been issued, and the total number of A-shares outstanding on May 13, 2025 is 98,713,955.

On May 6, 2025, the Hong Kong subsidiary of the Company, AGM HK, entered into an Equity Transfer Agreement by and among AGM HK, Nanjing Lucun Semiconductor Co., Ltd. (“Nanjing Lucun”) and Hong Kong Giant Electronics Co., Limited (“Giant Electronics”) for the sale of shares of Nanjing Lucun held by AGM HK to Giant Electronics (the “Equity Transfer Agreement”). On May 7, 2025, the sale of Nanjing Lucun was completed.

The Company has evaluated subsequent events through the issuance of the consolidated financial statements as of May 13, 2025 and noted that there are no other subsequent events.